Exhibit 99.2

Second Quarter 2008

Supplemental Operating and Financial Data

for the Quarter Ending June 30, 2008

Contact: Sara Grootwassink Executive Vice President and Chief Financial Officer E-mail: sgrootwassink@writ.com	6110 Executive Boulevard Suite 800 Rockville, MD 20852 (301) 984-9400 (301) 984-9610 fax

Company Background and Highlights

Second Quarter 2008

Washington Real Estate Investment Trust (the “Company”) is a self-administered, self-managed, equity real estate investment trust (REIT) investing in income-producing properties in the greater Washington metropolitan region. WRIT is diversified, as it invests in multifamily, retail, industrial/flex, office, and medical office properties.

During second quarter 2008, WRIT focused on improving its portfolio through acquisitions and dispositions, while maintaining its strong balance sheet. This quarter, WRIT acquired a medical office building for a $6.5 million and entered into a purchase agreement to acquire a D.C. office building for $182 million, and disposed of two flex properties for a net book gain of $15.3 million. Also this quarter, WRIT issued $90.5 million of equity and refinanced $81 million of short-term debt with long-term debt at a rate of 5.71% and an 8-year maturity. WRIT’s Board of Trustees appointed Wendelin (Wendy) A. White, Esq. and Terence C. Golden to serve as trustees. WRIT also increased its dividend for the 38th consecutive year. Earlier this year, WRIT increased its borrowing capacity on its unsecured credit facilities to $337 million and refinanced its only debt maturity during 2008.

On May 21, 2008, WRIT acquired Sterling Medical Office Building, a 36,000 square foot medical office building located in Sterling, Virginia for $6.5 million. Demand for medical office space in the area is driven by its proximity to Inova Loudoun Hospital and Reston Hospital Center. WRIT expects to achieve a first-year, unleveraged yield of 7.6% on a cash basis and 7.9% on a GAAP basis. The acquisition was funded with cash from operations.

On June 16, 2008, WRIT entered into a purchase agreement to acquire 2445 M Street, a 290,000 square foot office building located in Washington, DC, for approximately $182 million. The property is 100% leased and strategically positioned between Georgetown and the Central Business District in the West End submarket of Washington, DC. WRIT anticipates the closing of the acquisition will take place no later than the fourth quarter of 2008.

On June 6, 2008, WRIT completed the sale of Sullyfield Commerce Center and The Earhart Building, totaling 336,000 square feet for $41.1 million. The industrial/flex properties, located in Chantilly, VA, were acquired in 2001 and 1996, respectively. WRIT achieved a net book gain of $15.3 million on the sale of the properties and a combined 13.0% unlevered internal rate of return during ownership. Proceeds from the sale will be reinvested in a 1031 exchange.

During the last year, WRIT completed several ground-up development projects. In third quarter 2007, WRIT completed base construction on Dulles Station, a 180,000 square foot development project of Class A office space located in Herndon, VA. The building, prominently visible from the Dulles Toll Road, is part of a larger mixed-use development which will include 1,095 multifamily units and 56,000 square feet of retail and restaurant space.

In fourth quarter 2007, WRIT completed construction at Bennett Park. Bennett Park is a ground-up development project in Arlington, VA consisting of high-rise and mid-rise Class A apartment buildings with a total of 224 units and 5,800 square feet of retail space. The property was 55% leased at quarter-end.

In first quarter 2008, WRIT began delivering units at The Clayborne Apartments. The Clayborne is a ground-up development project in Alexandria, VA, adjacent to our 800 South Washington retail property. The project consists of a 74-unit Class A apartment building that will include 2,700 square feet of additional retail space. The property was 36% leased at quarter-end.

On May 23, 2008, WRIT raised $90.5 million by issuing 2.6 million common shares at a price of $34.80 per share. WRIT used the net proceeds from the offering to repay borrowings under its lines of credit. On May 29, 2008, WRIT entered into three mortgage loans with an aggregate principal amount of approximately $81 million. The mortgage loans bear interest at a fixed rate of 5.71% per annum through the maturity date of May 31, 2016. WRIT used the net proceeds of the mortgage loans to repay borrowings under its lines of credit. On June 30, 2008, WRIT increased its quarterly dividend 2.4% to $0.4325 per share for its 186th consecutive quarterly dividend at equal or increasing rates.

On May 15, 2008, WRIT announced the Board of Trustees appointed Wendelin (Wendy) A. White, Esq. and Terence C. Golden to serve as trustees. Both trustees have many years experience in real estate and investments. Wendy White is a partner and serves on the Managing Board at Pillsbury Winthrop Shaw Pittman LLP, where she is the head of the firm’s DC real estate group and has practiced law since 1981. Terence Golden has been Chairman of Bailey Capital Corporation, a private investment company in Washington, D.C. since 2000. Prior to 2000, Mr. Golden was President, Chief Executive Officer and a director of Host Marriott Corporation. He also served as the head of the General Services Administration (GSA) from 1985 to 1988 and as Assistant Secretary of the U.S. Department of the Treasury from 1984 to 1985.

WRIT is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington metro region. WRIT’s dividends have increased every year for 38 consecutive years. WRIT’s FFO per share has increased every year for 35 consecutive years. WRIT owns a diversified portfolio of 90 properties consisting of 14 retail centers, 26 office properties, 17 medical office properties, 22 industrial/flex properties, 11 multi-family properties and land for development. WRIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

Net Operating Income Contribution by Sector—Second Quarter 2008

With investments in the multifamily, retail, industrial/flex, office and medical office segments, WRIT is uniquely diversified. This balanced portfolio provides stability during market fluctuations in specific property types.

Second Quarter 2008 Acquisition and Purchase Agreement

Acquired: Sterling Medical Office Building Sterling, VA	Under Purchase Agreement: 2445 M Street, NW Washington, DC

Certain statements in this press release and the supplemental disclosures attached hereto are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather conditions, the timing and pricing of lease transactions and changes in general and local economic and real estate market conditions, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2007 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Supplemental Financial and Operating Data

June 30, 2008

Certain statements discussed in this Supplemental regarding anticipated operating results and future events are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although such statements and projections are based upon what we believe to be reasonable assumptions, actual results may differ from those projected. Key factors that could cause actual results to differ materially include changes in the economy, the successful and timely completion of acquisitions, changes in interest rates, leasing activities and other risks associated with the commercial real estate business and as detailed in our filings from time to time with the Securities and Exchange Commission.

Consolidated Statements of Operations

(In thousands, except per share data)

(unaudited)

Three Months Ended
06/30/08	03/31/08	12/31/07	09/30/07	06/30/07
OPERATING RESULTS
Real estate rental revenue	$69,768	$70,278	$67,528	$65,020	$63,255
Real estate expenses	(22,803)	(23,133)	(21,271)	(20,395)	(19,542)

46,965	47,145	46,257	44,625	43,713
Real estate depreciation and amortization	(21,198)	(20,525)	(18,998)	(18,019)	(16,632)

Income from real estate	25,767	26,620	27,259	26,606	27,081
Other income	220	238	480	357	420
Other income from life insurance proceeds	—	—	—	—	—
Loss on extinguishment of debt	—	(8,449)	—	—	—
Interest expense	(17,582)	(17,664)	(16,400)	(15,824)	(15,298)
General and administrative	(3,111)	(3,080)	(3,675)	(3,174)	(5,367)

Income (loss) from continuing operations	5,294	(2,335)	7,664	7,965	6,836
Discontinued operations:
Income from operations of properties held for sale	639	847	778	1,403	1,501
Gain on sale of real estate investment	15,275	—	—	25,022	—

Income from discontinued operations	15,914	847	778	26,425	1,501
Net Income (loss)	$21,208	$(1,488)	$8,442	$34,390	$8,337

Per Share Data
Net Income	$0.44	$(0.03)	$0.18	$0.73	$0.18
Fully diluted weighted average shares outstanding	48,148	46,819	46,822	46,802	45,658
Percentage of Revenues:
Real estate expenses	32.7%	32.9%	31.5%	31.4%	30.9%
General and administrative	4.5%	4.4%	5.4%	4.9%	8.5%
Ratios:
EBITDA / Interest expense	2.5	x	2.1	x(1)	2.7	x	2.7	x	2.6	x
Income from continuing operations/Total real estate revenue	7.6%	-3.3	%(1)	11.3%	12.3%	10.8%
Net income/Total real estate revenue	30.4%	-2.1	%(1)	12.5%	52.9%	13.2%

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

(1)	Includes the impact of the loss on extinguishment of debt of $8.4 million in the first quarter of 2008

Consolidated Balance Sheets

(In thousands)

(unaudited)

	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
Assets
Land	$337,680	$336,710	$328,951	$334,484	$322,733
Income producing property	1,693,384	1,674,319	1,635,169	1,496,731	1,448,874

	2,031,064	2,011,029	1,964,120	1,831,215	1,771,607
Accumulated depreciation and amortization	(368,200)	(349,926)	(331,991)	(315,444)	(299,494)

Net income producing property	1,662,864	1,661,103	1,632,129	1,515,771	1,472,113
Development in progress, including land held for development	58,760	58,784	98,321	138,093	151,393

Total real estate held for investment, net	1,721,624	1,719,887	1,730,450	1,653,864	1,623,506
Investment in real estate held for sale, net	—	23,614	23,843	23,382	52,907
Cash and cash equivalents	12,724	12,858	21,488	9,919	8,133
Restricted cash	48,868	7,637	6,030	46,002	6,835
Rents and other receivables, net of allowance for doubtful accounts	37,096	39,008	36,595	34,520	34,359
Prepaid expenses and other assets	85,129	87,515	78,517	76,689	68,179
Other assets related to properties sold or held for sale	—	1,679	1,403	1,425	3,276

Total Assets	$1,905,441	$1,892,198	$1,898,326	$1,845,801	$1,797,195

Liabilities and Shareholders’ Equity
Notes payable	$918,834	$918,783	$879,123	$879,094	$879,064
Mortgage notes payable	331,575	251,539	252,484	253,500	254,324
Lines of credit/short-term note payable	15,000	174,500	192,500	128,500	95,500
Accounts payable and other liabilities	59,193	57,590	63,543	65,228	66,223
Advance rents	8,793	9,383	9,552	6,424	6,544
Tenant security deposits	10,436	10,462	10,487	9,961	10,262
Other liabilities related to properties sold or held for sale	—	417	317	358	1,360

Total Liabilities	1,343,831	1,422,674	1,408,006	1,343,065	1,313,277

Minority interest	3,791	3,786	3,776	5,593	1,776

Shareholders’ Equity
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	496	468	468	467	467
Additional paid-in capital	653,816	563,174	561,492	560,695	560,276
Distributions in excess of net income	(96,873)	(96,660)	(75,416)	(64,019)	(78,601)
Accumulated other comprehensive income (loss)	380	(1,244)	—	—	—

Total Shareholders’ Equity	557,819	465,738	486,544	497,143	482,142

Total Liabilities and Shareholders’ Equity	$1,905,441	$1,892,198	$1,898,326	$1,845,801	$1,797,195

Total Debt / Total Market Capitalization	0.46:1	0.46:1	0.47:1	0.44:1	0.44:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Funds From Operations and Funds Available for Distribution

(In thousands, except per share data)

(unaudited)

	Three Months Ended
	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007
Funds From Operations(1)
Net Income (loss)	$21,208	$(1,488)	$8,442	$34,390	$8,337
Real estate depreciation and amortization	21,198	20,525	18,998	18,019	16,632
Other income from life insurance proceeds	—	—	—	—	—
Discontinued operations:
Gain on sale	(15,275)			(25,022)	—
Real estate depreciation and amortization	—	—	87	266	248

Funds From Operations (FFO)	$27,131	$19,037	$27,527	$27,653	$25,217

FFO per share - basic	$0.57	$0.41	$0.59	$0.59	$0.55
FFO per share - fully diluted	$0.56	$0.41	$0.59	$0.59	$0.55
FFO per share - fully diluted, excluding loss on extinguishment of debt	$0.56	$0.59	$0.59	$0.59	$0.55
Funds Available for Distribution(2)
Tenant Improvements	(5,029)	(2,110)	(5,026)	(4,215)	(5,185)
External and Internal Leasing Commissions Capitalized	(1,429)	(2,023)	(1,613)	(1,159)	(1,165)
Recurring Capital Improvements	(3,052)	(2,116)	(3,899)	(2,635)	(3,425)
Straight-Line Rent, Net	(712)	(744)	(957)	(988)	(1,088)
Non-real estate depreciation and amortization	987	1,000	1,011	987	824
Amortization of lease intangibles, net	(537)	(506)	(191)	(315)	(280)
Amortization and expensing of restricted share and unit compensation	716	699	850	882	1,574
Other	—	—	—	102	1,201

Funds Available for Distribution (FAD)	$18,075	$13,237	$17,702	$20,312	$17,673

Total Dividends Paid	$21,376	$19,724	$19,723	$19,716	$19,716
Average shares - basic	47,933	46,623	46,604	46,596	45,490
Average shares - fully diluted	48,148	46,819	46,822	46,802	45,658

(1)

Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

(2)

Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and adding or subtracting the amortization of lease intangibles as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

(In thousands)

(unaudited)

	Three Months Ended
	06/30/08	03/31/08	12/31/07	09/30/07	06/30/07
EBITDA(1)
Net income (loss)	$21,208	$(1,488)	$8,442	$34,390	$8,337
Add:
Interest expense	17,582	17,664	16,400	15,824	15,298
Real estate depreciation and amortization	21,198	20,525	19,085	18,285	16,880
Non-real estate depreciation	285	276	277	261	202
Less:
Gain on sale of real estate	(15,275)			(25,022)	—
Other income	(220)	(238)	(480)	(357)	(420)

EBITDA	$44,778	$36,739	$43,724	$43,381	$40,297

(1)

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure.

Long-Term Debt Analysis

(In thousands, except per share amounts)

	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
Balances Outstanding
Secured
Conventional fixed rate	$331,575	$251,539	$252,484	$253,500	$254,323

Secured total	331,575	251,539	252,484	253,500	254,323

Unsecured
Fixed rate bonds and notes	918,834	918,783	879,123	879,094	879,064
Credit facility	15,000	174,500	192,500	128,500	95,500

Unsecured total	933,834	1,093,283	1,071,623	1,007,594	974,564

Total	$1,265,409	$1,344,822	$1,324,107	$1,261,094	$1,228,887

Average Interest Rates
Secured
Conventional fixed rate	5.8%	5.8%	5.8%	5.8%	5.8%

Secured total	5.8%	5.8%	5.8%	5.8%	5.8%

Unsecured
Fixed rate bonds	5.0%	5.0%	5.2%	5.2%	5.2%
Credit facilities	5.1%	5.1%	5.4%	5.9%	5.8%

Unsecured total	5.0%	5.0%	5.2%	5.3%	5.3%

Average	5.2%	5.2%	5.3%	5.4%	5.4%

Note: The current balance outstanding of the fixed rate bonds and notes is shown net of discounts/premiums in the amount of $1,165,598.

Long-Term Debt Analysis

(In thousands, except per share amounts)

Continued from previous page

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt	Average Interest Rate
2008	$2,119	$—	$—	$2,119	5.4%
2009	54,285	—	—	54,285	7.0%
2010	25,973	100,000	—	125,973	4.7%
2011	13,339	150,000	15,000	178,339	5.8%
2012	21,088	50,000	—	71,088	5.0%
2013	106,039	60,000	—	166,039	5.5%
2014	884	100,000	—	100,884	5.3%
2015	19,373	150,000	—	169,373	5.3%
2016	81,582	—	—	81,582	5.7%
Thereafter	6,893	310,000	—	316,893	4.5%

Total maturities	$331,575	$920,000	$15,000	$1,266,575	5.2%

Weighted average maturity = 8.1 years

Capital Analysis

(In thousands, except per share amounts)

	June 30, 2008		March 31, 2008		December 31, 2007		September 30, 2007		June 30, 2007
Market Data
Shares Outstanding	49,461		46,716		46,682		46,669		46,665
Market Price per Share	$30.05		$33.42		$31.41		$33.18		$34.00
Equity Market Capitalization	$1,486,303		$1,561,249		$1,466,282		$1,548,477		$1,586,610
Total Debt	$1,265,409		$1,344,822		$1,324,107		$1,261,094		$1,228,888
Total Market Capitalization	$2,751,712		$2,906,071		$2,790,389		$2,809,571		$2,815,498
Total Debt to Market Capitalization	0.46:1		0.46:1		0.47:1		0.44:1		0.44:1

Earnings to Fixed Charges(1)	1.3	x	0.8	x (3)	1.3	x	1.4	x	1.3	x
Debt Service Coverage Ratio(2)	2.4	x	1.9	x (3)	2.5	x	2.6	x	2.5	x
Dividend Data
Total Dividends Paid	$21,376		$19,724		$19,723		$19,716		$19,716
Common Dividend per Share	$0.4325		$0.4225		$0.4225		$0.4225		$0.4225
Payout Ratio (FFO per share basis)	77.2%		103.0%		71.6%		71.6%		76.8%

(1)

The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2)

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

(3)	Includes the impact of the loss on extinguishment of debt of $8.4 million and the write off of related note premium in the first quarter of 2008.

Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth

2008 vs. 2007

Cash Basis

	Second Quarter(1)
Sector	NOI Growth	Rental Rate Growth
Multifamily	2.1%	1.1%
Office Buildings	3.6%	2.3%
Medical Office Buildings	3.5%	2.2%
Retail Centers	3.3%	3.5%
Industrial / Flex Properties	-0.3%	3.0%
Overall Core Portfolio	2.7%	2.4%

GAAP Basis

	Second Quarter(1)
Sector	NOI Growth	Rental Rate Growth
Multifamily	2.1%	1.1%
Office Buildings	1.8%	0.7%
Medical Office Buildings	1.6%	0.6%
Retail Centers	2.0%	4.1%
Industrial / Flex Properties	-1.1%	2.0%
Overall Core Portfolio	1.3%	1.5%

[1]	Non-core properties were:

2007 and 2008 sold properties - Maryland Trade Centers I and II, Sullyfield Center and The Earhart Building.

2007 acquisitions - 270 Technology Park, Monument II, 2440 M Street, Woodholme Medical Office Building, Woodholme Center, Ashburn Farm Office Park, CentreMed I & II, and 2000 M Street.

2008 acquisitions - 6100 Columbia Park Road and Sterling Medical Office Building.

Core Portfolio Net Operating Income (NOI) Summary

(In thousands)

	Three Months Ended June 30,
	2008	2007	% Change
Cash Basis:
Multifamily	$5,101	$4,995	2.1%
Office Buildings	17,085	16,490	3.6%
Medical Office Buildings	5,824	5,626	3.5%
Retail Centers	7,727	7,483	3.3%
Industrial/Flex	7,449	7,474	-0.3%

	$43,186	$42,068	2.7%

GAAP Basis:
Multifamily	$5,104	$5,001	2.1%
Office Buildings	17,367	17,055	1.8%
Medical Office Buildings	6,030	5,937	1.6%
Retail Centers	7,930	7,773	2.0%
Industrial/Flex	7,495	7,582	-1.1%

	$43,926	$43,348	1.3%

Core Portfolio Net Operating Income (NOI) Detail

(In thousands)

	Three Months Ended June 30, 2008
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$8,884	$25,550	$8,759	$10,341	$9,938	$—	$63,472
Non-core - acquired and in development [1]	681	3,167	2,109	—	339	—	6,296

Total	9,565	28,717	10,868	10,341	10,277	—	69,768
Real estate expenses
Core Portfolio	3,780	8,183	2,729	2,411	2,443	—	19,546
Non-core - acquired and in development [1]	812	1,627	710	—	108	—	3,257

Total	4,592	9,810	3,439	2,411	2,551	—	22,803
Net Operating Income (NOI)
Core Portfolio	5,104	17,367	6,030	7,930	7,495	—	43,926
Non-core - acquired and in development [1]	(131)	1,540	1,399	—	231	—	3,039

Total	$4,973	$18,907	$7,429	$7,930	$7,726	$—	$46,965

Core Portfolio NOI GAAP Basis (from above)	$5,104	$17,367	$6,030	$7,930	$7,495	$—	$43,926
Straight-line revenue, net for core properties	(4)	(204)	(92)	(81)	(70)	—	(451)
FAS 141 Min Rent	—	(83)	(114)	(125)	19	—	(303)
Amortization of lease intangibles for core properties	1	5	—	3	5	—	14

Core portfolio NOI, Cash Basis	$5,101	$17,085	$5,824	$7,727	$7,449	$—	$43,186

Reconciliation of NOI to Net Income (loss)
Total NOI	$4,973	$18,907	$7,429	$7,930	$7,726	$—	$46,965
Other income	—	—	—	—	—	220	220
Other income from life insurance proceeds	—	—	—	—	—	—	—
Interest expense	(1,337)	(848)	(1,402)	(334)	(246)	(13,415)	(17,582)
Depreciation and amortization	(3,257)	(9,234)	(3,602)	(1,771)	(3,158)	(176)	(21,198)
General and administrative	—	—	—	—	—	(3,111)	(3,111)
Discontinued Operations[2]	—	—	—	—	639	—	639
Gain on sale of real estate	—	—	—	—	—	15,275	15,275
Loss on extinguishment of debt	—	—	—	—	—	—	—

Net Income (loss)	$379	$8,825	$2,425	$5,825	$4,961	$(1,207)	$21,208

[1]	Non-core acquired and in development properties:

2007 in development - Bennett Park, Clayborne Apartments and Dulles Station.

2007 acquisitions - 270 Technology Park, Monument II, 2440 M Street, Woodholme Medical Office Building, Woodholme Center, Ashburn Farm Office Park, CentreMed I & II and 2000 M Street.

2008 acquisitions - 6100 Columbia Park Road and Sterling Medical Office Building.

[2]	Discontinued operations include: Sold Properties - Sullyfield Center and The Earhart Building.

Core Portfolio Net Operating Income (NOI) Detail

(In thousands)

	Three Months Ended June 30, 2007
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$8,430	$25,532	$8,543	$10,064	$9,982	$—	$62,551
Non-core - acquired and in development [1]	—	176	528	—	—	—	704

Total	8,430	25,708	9,071	10,064	9,982	—	63,255
Real estate expenses
Core Portfolio	3,429	8,477	2,606	2,291	2,400	—	19,203
Non-core - acquired and in development [1]	108	61	170	—	—	—	339

Total	3,537	8,538	2,776	2,291	2,400	—	19,542
Net Operating Income (NOI)
Core Portfolio	5,001	17,055	5,937	7,773	7,582	—	43,348
Non-core - acquired and in development [1]	(108)	115	358	—	—	—	365

Total	$4,893	$17,170	$6,295	$7,773	$7,582	$—	$43,713

Core Portfolio NOI GAAP Basis (from above)	$5,001	$17,055	$5,937	$7,773	$7,582	$—	$43,348
Straight-line revenue, net for core properties	(7)	(470)	(208)	(151)	(168)	—	(1,004)
FAS 141 Min Rent	—	(99)	(103)	(142)	56	—	(288)
Amortization of lease intangibles for core properties	1	4	—	3	4	—	12

Core portfolio NOI, Cash Basis	$4,995	$16,490	$5,626	$7,483	$7,474	$—	$42,068

Reconciliation of NOI to Net Income
Total NOI	$4,893	$17,170	$6,295	$7,773	$7,582	$—	$43,713
Other income	—	—	—	—	—	420	420
Other income from life insurance proceeds	—	—	—	—	—	—	—
Interest expense	(913)	(862)	(1,172)	(339)	(250)	(11,762)	(15,298)
Depreciation and amortization	(1,691)	(7,344)	(2,806)	(1,783)	(2,896)	(112)	(16,632)
General and administrative	—	—	—	—	—	(5,367)	(5,367)
Discontinued Operations[2]	—	1,016	—	—	485	—	1,501
Other income from life insurance proceeds	—	—	—	—	—	—	—

Net Income	$2,289	$9,980	$2,317	$5,651	$4,921	$(16,821)	$8,337

[1]	Non-core acquired and in development properties were:

2007 in development - Bennett Park, Clayborne Apartments and Dulles Station.

2007 acquisitions - 270 Technology Park, Monument II, 2440 M Street, Woodholme Medical Office Building, Woodholme Center, Ashburn Farm Office Park, CentreMed I & II, and 2000 M Street.

[2]	Discontinued operations include: Sold Properties - Maryland Trade Center I and II, Sullyfield Center and The Earhart Building.

Core Portfolio & Overall Economic Occupancy Levels by Sector

Q2 2008 vs. Q2 2007

GAAP Basis

	Core Portfolio		All Properties
Sector	2nd QTR 2008	2nd QTR 2007	2nd QTR 2008	2nd QTR 2007
Multifamily	93.3%	90.8%	81.0%	90.8%
Office Buildings	94.8%	95.1%	94.1%	95.0%
Medical Office Buildings	97.6%	96.2%	97.2%	96.3%
Retail Centers	95.1%	95.0%	95.1%	95.0%
Industrial / Flex Properties	93.4%	94.9%	92.8%	94.0%

Overall Portfolio	94.8%	94.5%	92.3%	94.4%

Commercial Leasing Summary

Three and Six months ended 6/30/08

	2nd Quarter 2008		Year-to-Date
Gross Leasing Square Footage
Office Buildings	167,751		318,114
Medical Office Buildings	47,729		60,441
Retail Centers	59,168		76,569
Industrial Centers	198,561		287,647

Total	473,209		742,771

Weighted Average Term (yrs)
Office Buildings	4.1		4.5
Medical Office Buildings	5.8		5.7
Retail Centers	7.0		6.5
Industrial Centers	4.2		4.3

Total	4.7		4.7

	GAAP	CASH	GAAP	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings	$25.08	$26.32	$28.45	$29.55
Medical Office Buildings	30.21	32.80	30.03	32.23
Retail Centers	20.01	21.13	20.61	21.85
Industrial Centers	8.67	8.86	10.79	11.05

Total	$18.08	$19.00	$20.93	$21.81

Rate on new and renewal leases
Office Buildings	$28.67	$27.48	$33.10	$31.64
Medical Office Buildings	38.72	36.18	37.84	35.39
Retail Centers	25.68	23.38	26.15	23.96
Industrial Centers	9.65	9.14	11.86	11.17

Total	$21.33	$20.15	$24.54	$23.23

Percentage Increase
Office Buildings	14.30%	4.42%	16.33%	7.10%
Medical Office Buildings	28.19%	10.32%	26.03%	9.78%
Retail Centers	28.33%	10.65%	26.84%	9.70%
Industrial Centers	11.26%	3.15%	9.92%	1.12%

Total	17.97%	6.07%	17.25%	6.52%

Commercial Leasing Summary

Continued from previous page

Three and Six months ended 6/30/08

	2nd Quarter 2008		Year-to-Date
	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements
Office Buildings	$1,053,486	$6.28	$2,230,365	$7.01
Medical Office Buildings	871,444	18.26	979,239	16.20
Retail Centers	15,500	0.26	15,500	0.20
Industrial Centers	154,800	0.78	482,675	1.68

Subtotal	$2,095,230	$4.43	$3,707,779	$4.99

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Leasing Costs
Office Buildings	$766,730	$4.57	$1,844,326	$5.80
Medical Office Buildings	405,958	8.51	457,340	7.57
Retail Centers	177,167	2.99	202,317	2.64
Industrial Centers	379,320	1.91	546,600	1.90

Subtotal	$1,729,175	$3.65	$3,050,583	$4.11

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$1,820,216	$10.85	$4,074,691	$12.81
Medical Office Buildings	1,277,402	26.76	1,436,579	23.77
Retail Centers	192,667	3.26	217,817	2.84
Industrial Centers	534,120	2.69	1,029,275	3.58

Total	$3,824,405	$8.08	$6,758,362	$9.10

10 Largest Tenants - Based on Annualized Rent

June 30, 2008

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	41	4.42%	210,354	2.17%
Sunrise Assisted Living, Inc.	1	63	2.57%	184,202	1.90%
General Services Administration	8	20	2.04%	256,038	2.64%
URS Corporation	1	58	1.42%	97,208	1.00%
INOVA Health System Hospital	6	33	1.38%	82,193	0.85%
Lafarge North America, Inc.	1	25	1.35%	80,610	0.83%
George Washington University	2	92	1.18%	77,538	0.80%
IQ Solutions, Inc.	1	35	1.02%	57,452	0.59%
Science Applications Int’l Corporation	1	60	0.96%	80,561	0.83%
Sun Microsystems, Inc.	1	42	0.94%	65,443	0.67%

Total/Weighted Average		44	17.28%	1,191,599	12.28%

Industry Diversification

June 30, 2008

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific and Technical Services	$45,292,161	22.51%	1,904,377	19.64%
Ambulatory Health Care Services	38,348,426	19.06%	1,312,968	13.54%
Credit Intermediation and Related Activities	15,336,976	7.62%	425,367	4.39%
Executive, Legislative & Other General Government	8,361,882	4.16%	423,309	4.37%
Religious, Grantmaking, Civic, Professional	6,122,311	3.04%	198,850	2.05%
Nursing and Residential Care Facilities	5,720,577	2.84%	209,671	2.16%
Food Services and Drinking Places	5,509,807	2.74%	219,267	2.26%
Educational Services	5,449,240	2.71%	215,932	2.23%
Administrative and Support Services	5,411,670	2.69%	380,279	3.92%
Food and Beverage Stores	4,070,248	2.02%	254,796	2.63%
Miscellaneous Store Retailers	3,599,474	1.79%	264,199	2.73%
Merchant Wholesalers-Durable Goods	3,559,757	1.77%	376,104	3.88%
Furniture and Home Furnishing Stores	3,529,257	1.75%	226,581	2.34%
Specialty Trade Contractors	3,465,049	1.72%	378,951	3.91%
Nonmetallic Mineral Product Manufacturing	3,082,484	1.53%	119,474	1.23%
Broadcasting (except Internet)	3,005,968	1.49%	87,939	0.91%
Personal and Laundry Services	2,837,818	1.41%	130,697	1.35%
Health & Personal Care Services	2,288,278	1.14%	79,701	0.82%
Clothing & Clothing Accessories Stores	2,286,345	1.14%	143,648	1.48%
Real Estate	2,199,898	1.09%	84,424	0.87%
Merchant Wholesalers-Non Durable Goods	2,020,207	1.00%	221,355	2.28%
Amusement, Gambling and Recreation industries	1,951,127	0.97%	142,780	1.47%
Miscellaneous Manufacturing	1,868,793	0.93%	196,837	2.03%
Hospitals	1,843,305	0.92%	60,457	0.62%
Construction of Buildings	1,662,546	0.83%	111,142	1.15%
Sporting Goods/Books/Hobby/Music Stores	1,633,033	0.81%	122,058	1.26%
Insurance Carriers and Related Activities	1,544,289	0.77%	71,305	0.74%
General Merchandise Stores	1,514,754	0.75%	216,330	2.23%
Telecommunications	1,298,165	0.65%	48,757	0.50%
Other	16,386,146	8.15%	1,068,515	11.01%

Total	$201,199,991	100.00%	9,696,070	100.00%

Lease Expirations

June 30, 2008

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2008	44	142,791	4.17%	$4,013,881	$28.11	4.03%
2009	109	427,954	12.51%	12,088,158	28.25	12.13%
2010	108	780,043	22.80%	23,730,668	30.42	23.82%
2011	90	545,895	15.96%	16,887,014	30.93	16.95%
2012	50	316,184	9.24%	8,886,923	28.11	8.92%
2013 and thereafter	109	1,208,681	35.32%	34,023,157	28.15	34.15%

	510	3,421,548	100.00%	$99,629,801	$29.12	100.00%

Medical Office:
2008	21	48,662	4.22%	$1,538,173	$31.61	4.26%
2009	42	102,332	8.87%	3,114,168	30.43	8.62%
2010	54	185,224	16.06%	5,943,127	32.09	16.45%
2011	60	198,395	17.20%	6,296,199	31.74	17.42%
2012	41	141,375	12.26%	4,666,844	33.01	12.91%
2013 and thereafter	104	477,336	41.39%	14,579,274	30.54	40.34%

	322	1,153,324	100.00%	$36,137,785	$31.33	100.00%

Retail:
2008	17	130,160	7.01%	$936,833	$7.20	2.90%
2009	48	158,440	8.53%	3,410,312	21.52	10.57%
2010	53	309,244	16.65%	5,429,445	17.56	16.83%
2011	31	156,346	8.42%	2,819,384	18.03	8.74%
2012	39	168,906	9.10%	3,291,940	19.49	10.20%
2013 and thereafter	100	933,927	50.29%	16,375,149	17.53	50.76%

	288	1,857,023	100.00%	$32,263,063	$17.37	100.00%

Industrial:
2008	35	277,291	8.50%	$2,955,133	$10.66	8.91%
2009	52	530,040	16.24%	4,878,129	9.20	14.71%
2010	53	382,795	11.73%	4,396,002	11.48	13.25%
2011	46	483,979	14.83%	4,029,321	8.33	12.15%
2012	27	424,661	13.01%	4,460,304	10.50	13.45%
2013 and thereafter	54	1,165,409	35.69%	12,450,453	10.68	37.53%

	267	3,264,175	100.00%	$33,169,342	$10.16	100.00%

Total:
2008	117	598,904	6.18%	$9,444,020	$15.77	4.69%
2009	251	1,218,766	12.57%	23,490,767	19.27	11.68%
2010	268	1,657,306	17.09%	39,499,242	23.83	19.63%
2011	227	1,384,615	14.28%	30,031,918	21.69	14.93%
2012	157	1,051,126	10.84%	21,306,011	20.27	10.59%
2013 and thereafter	367	3,785,353	39.04%	77,428,033	20.45	38.48%

	1,387	9,696,070	100.00%	$201,199,991	$20.75	100.00%

*	Annualized Rent is as of June 30, 2008 rental revenue (cash basis) multiplied by 12.

2008 Acquisition and Disposition Summary

as of June 30, 2008

($’s in thousands)

Acquisition Summary

		Acquisition Date	Square Feet	Leased Percentage at Acquisition	June 30, 2008 Leased Percentage	Investment
6100 Columbia Park Road	Landover, MD	February 22, 2008	150,000	78%	100%	$11,200
Sterling Medical Office Building[1]	Sterling, VA	May 21, 2008	36,000	100%	100%	$6,500

Total			186,000			$17,700

Disposition Summary

		Disposition Date	Property Type	Square Feet	Sale Price	GAAP Gain
Sullyfield Center/The Earhart Building	Chantilly, VA	June 6, 2008	Industrial	336,000	$41,100	$15,300

[1]	The sellers of Sterling Medical Office Building agreed to lease 37% of the building’s space for a period of 12-18 months.

Schedule of Properties

June 30, 2008

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
515 King Street	Alexandria, VA	1992	1966	76,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	58,000
Brandywine Center	Rockville, MD	1993	1969	35,000
6110 Executive Boulevard	Rockville, MD	1995	1971	198,000
1220 19th Street	Washington, DC	1995	1976	102,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999	523,000
600 Jefferson Plaza	Rockville, MD	1999	1985	112,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	80,000
1776 G Street	Washington, DC	2003	1979	263,000
Albemarle Point	Chantilly, VA	2005	2001	89,000
6565 Arlington Blvd	Falls Church, VA	2006	1967/1998	140,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	289,000
The Ridges	Gaithersburg, MD	2006	1990	104,000
The Crescent	Gaithersburg, MD	2006	1989	49,000
Monument II	Herndon, VA	2007	2000	205,000
Woodholme Center	Pikesville, MD	2007	1989	73,000
2000 M Street	Washington, DC	2007	1971	227,000

Subtotal				3,754,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	49,000
Alexandria Professional Center	Alexandria, VA	2006	1968	113,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree Medical Center	Bel Air, MD	2006	1991	33,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
2440 M Street	Washington, DC	2007	1986/2006	110,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	125,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	75,000
CentreMed I & II	Centreville, VA	2007	1998	52,000
Sterling Medical Office Building	Sterling, VA	2008	1986/2000	36,000

Subtotal				1,222,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	151,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase[1]	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	44,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	143,000

Subtotal				2,022,000

[1]	Development on approximately 60,000 square feet of the center was completed in December 2006.

Schedule of Properties (Cont.)

June 30, 2008

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*
Multifamily Buildings * / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	163,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 253	McLean, VA	1996	1982	252,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003[2]	159,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	226,000
Avondale / 237	Laurel, MD	1999	1987	170,000
Bennett Park / 224	Arlington, VA	2007	2007	268,000
Clayborne / 74	Alexandria, VA	2008	2008	87,000

Subtotal (2,399 units)				2,106,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
Tech 100 Industrial Park	Elkridge, MD	1995	1990	166,000
Crossroads Distribution Center	Elkridge, MD	1995	1987	85,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	107,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	787,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004/2005	1999-2005	324,000
Albemarle Point	Chantilly, VA	2005	2001/2003/2005	207,000
Hampton Overlook	Capital Heights, MD	2006	1989	134,000
Hampton South	Capital Heights, MD	2006	1989/2005	168,000
9950 Business Parkway	Lanham, MD	2006	2005	102,000
270 Technology Park	Frederick, MD	2007	1986-1987	157,000
6100 Columbia Park Road	Landover, MD	2008	1969	150,000

Subtotal				3,595,000

TOTAL				12,699,000

*	Multifamily buildings are presented in gross square feet.

[2]	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Supplemental Definitions

June 30, 2008

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA (a non-GAAP measure) is earnings before interest, taxes, depreciation and amortization.

Ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.

Funds Available for Distribution (FAD), a non-GAAP measure, is calculated by subtracting from FFO recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and straight line rents, then adding non-real estate depreciation and amortization and adding or subtracting amortization of lease intangibles, as appropriate.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.